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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-32337,333-32339, and 333-32347 of JLM Industries Inc. (the "Company") on Form S-8 of our report dated April 17, 2001, appearing in this Form 10-K/A Amendment No. 3 of the Company for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

Tampa, Florida

September 18, 2001